UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

October 9, 2023

TREASURE GLOBAL INC

(Exact name of registrant as specified in its charter)

Delaware	001-41476	36-4965082
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

276 5th Avenue, Suite 704 #739
New York, New York	10001
(Address of principal executive offices)	(Zip Code)

+6012 643 7688

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	TGL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 9, 2023, Treasure Global Inc (the “Company”) received a written notice (the “Notice”) from The Nasdaq Stock Market LLC (“Nasdaq”) dated October 9, 2023, notifying the Company that it is no longer in compliance with the minimum stockholders’ equity requirement for continued listing on The Nasdaq Capital Market. Nasdaq Listing Rule 5550(b)(1) requires listed companies to maintain stockholders’ equity of at least $2,500,000. In the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2023, the Company reported stockholders’ equity of $(130,332), which is below the minimum stockholders’ equity required for continued listing pursuant to Nasdaq Listing Rule 5550(b)(1). In addition, as of October 6, 2023, the Company does not currently meet the alternative compliance standards relating to the market value of listed securities or net income from continuing operations.

Under Nasdaq rules, the Company has 45 calendar days to submit a plan or regain compliance. The Notice provides the Company until November 23, 2023 to submit a plan or regain compliance with the minimum stockholders’ equity standard. If the Company’s plan to regain compliance is accepted, Nasdaq may grant an extension of up to 180 calendar days from the date of the Notice (until April 6, 2024) for the Company to regain compliance.

The Company is presently evaluating various courses of action to regain compliance and intends to timely submit a plan to Nasdaq to regain compliance with the Nasdaq Listing Rule 5550(b)(1). However, there can be no assurance that the Company’s plan will be accepted or that if it is, the Company will be able to regain compliance and maintain its listing on The Nasdaq Capital Market. If the Company fails to submit a plan to regain compliance with the minimum stockholders’ equity standard, or the Company’s plan is not accepted, or if Nasdaq grants an extension but the Company does not regain compliance within the extension period, Nasdaq will provide notice that the Company’s securities will become subject to delisting. In such event, Nasdaq rules permit the Company to request a hearing before an independent Hearings Panel which has the authority to grant the Company an additional extension of time of up to 180 calendar days to regain compliance.

The Notice has no immediate effect on the listing or trading of the Company’s common stock on The Nasdaq Capital Market and does not affect the Company’s business, operations or reporting requirements with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 12, 2023	TREASURE GLOBAL INC

	By:	/s/ Chong Chan “Sam” Teo
	Name:	Chong Chan “Sam” Teo
	Title:	Chief Executive Officer

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